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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       JANUARY 16, 2003 (JANUARY 15, 2003)



                                 ZIX CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                       0-17995                    75-2216818
    ---------------             ----------------            -------------------
    (STATE OR OTHER             (COMMISSION FILE              (IRS EMPLOYER
    JURISDICTION OF                   NUMBER)               IDENTIFICATION NO.)
    INCORPORATION)

                            2711 NORTH HASKELL AVENUE
                                SUITE 2300, LB 36
                            DALLAS, TEXAS 75204-2960
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 370-2000



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ITEM 5. OTHER EVENTS.

         On September 18, 2002, we announced the simultaneous closing of two financing transactions pursuant to which we received $16,000,000 in gross cash proceeds. In the first transaction, we issued the following:

   o 819,886 shares of Series A Convertible Preferred Stock, par value $1.00 per share;

   o 1,304,815 shares of Series B Convertible Preferred Stock, par value $1.00 per share; and

   o warrants to purchase 709,528 shares of our common stock, par value $.01 per share.

         In the second transaction, we issued:

   o  6.5% Secured Convertible Notes, in a principal amount of $8,000,000; and

   o  warrants to purchase 386,473 shares of our common stock.

         Because our common stock is listed on the Nasdaq National Market, we are subject to Marketplace Rule 4350. Marketplace Rule 4350 requires us to obtain the approval of our shareholders before issuing our common stock at a price below the greater of our book price or the market price of our common stock to our officers or directors, or where the number of shares of common stock issuable is equal to or greater than 20% of our outstanding common stock.

         Accordingly, on January 15, 2003, we held a special meeting of shareholders to consider and vote upon a proposal to approve the issuance of our common stock at a price below the greater of the book or market value of our common stock, as of September 16, 2002, (1) to officers and directors of our company and other holders of our Series A Convertible Preferred Stock upon conversion or redemption of our Series A Convertible Preferred Stock and (2) in an amount equal to or greater than 20% of our outstanding common stock (immediately prior to the issuance of these securities) upon the conversion, redemption and/or exercise, as applicable, of our Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, 6.5% Secured Convertible Notes and the warrants associated with the 6.5% Secured Convertible Notes, in both cases, to comply with (A) our agreements with purchasers of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, and the 6.5% Secured Convertible Notes and (B) Marketplace Rule 4350 of the Nasdaq National Market.

         More information about these financing transactions and the special shareholders meeting are contained in a Proxy Statement we filed with the Securities Exchange Commission on November 25, 2002.

         Our shareholders approved the proposal, according to the following vote:

         FOR                       AGAINST                    ABSTAIN

         9,409,359                 107,509                    506,819



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ZIX CORPORATION



Date: January 16, 2003              By: /s/ Steve M. York
                                        ---------------------------------------
                                        Steve M. York
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer



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